Pilgrim’s Pride Corporation Financial Results for Fourth Quarter and Year Ended Dec 25, 2016

 Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Cautionary Notes and Forward-Looking Statements 2

Eggs Sets Average Marginally Up in 2016 from 2015 Source: USDA 3 198,797.0 212,136.0 211,165.0 208,689.0 185,000 190,000 195,000 200,000 205,000 210,000 215,000 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Th ou sa nd Eg g United States, Selected 19 Poultry Chicken, broiler Sets '12-'16 Range '15 '16 '17 '17 Est '12-'16 Avg

2016 Placements In-line with Prior Year Source: USDA 4 174,543.0 162,419.0 172,333.0 172,103.0 154,000 159,000 164,000 169,000 174,000 179,000 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Th ou sa nd H ea d United States, Selected 19 Poultry Chicken, broiler Placed '12-'16 Range '15 '16 '17 '17 Est '12-'16 Avg

Broiler Type Hatching Layers Down Slightly in 2016 Source: USDA 5

Jumbo Bird Share Remains Steady After Significant Increase Since 2011 Source: USDA 6

 Hatching layers fell in Dec and remain lower than 2015 levels.  Egg production is higher in Dec, while pullet placements are flat year on year, supportive of a modest production growth in 2017. Hatching Layers Lower vs 2015, Placements Flat Source: USDA 7

Cold Storage Levels Lower Than 2015 Source: USDA  Overall inventories 6% lower than 2015 levels. Leg Quarters continue to remain lower year on year driven by strong exports. 8

Cutout Values Ended Year Higher vs 2015 Source: PPC 9 Cutout Value

Leg Quarters Improved vs 2015, Other Parts In-line with Normal Seasonality Source: USDA 10

11 High Correlation of GA Dock and EMI Small Bird Value Source: GA Department of Agriculture and EMI 70.00 75.00 80.00 85.00 90.00 95.00 100.00 105.00 110.00 115.00 120.00 C e n ts /L b EMI 2.5 - 3 LB. Wog and 8&9 Piece Value GA Wed.Dock

Corn Stocks at Record High Levels  Global stocks continue to stay at record high levels.  2016 stocks-to-use global inventories have backed off slightly compared to historically high in 2015 but still elevated. Source: USDA 12

Global Soybean Inventories Grow  Global inventories of soybeans remain high and at record high levels, surpassing 2014 previous highs.  Demand for oilseed products estimated to grow to finish out 2016. Source: USDA 13

Fiscal Year 2016 Financial Review  Mix changes and new strategic capital investment projects raised overall costs and impacted near-term profitability but will translate into more consistent, higher margin, less commoditized portfolio, and stronger key customer relationships.  SG&A benefited from MX synergies.  Adjusted FY-16 EBITDA margin remains in the double digit range and compares favorably with historicals. Main Indicators ($M) FY-16 FY-15 Net Revenue 7,931.1 8,180.1 Gross Profit 914.4 1,254.4 SG&A 200.9 209.5 Operating Income 713.5 1,044.9 Net Interest 44.2 33.9 Net Income 440.5 645.9 Earnings Per Share (EPS) 1.73 2.50 Adjusted EBITDA* 899.3 1,213.5 Adjusted EBITDA Margin* 11.3% 14.8% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. MX Net Revenue 6,671.4 1,259.7 Operating Income 572.6 140.9 Operating Income Margin 8.6% 11.2% 14 Source: PPC

Fourth Quarter 2016 Financial Review  Solid Q4 results in Fresh, case-ready and small birds outperformed; MX performed well but was impacted by a stronger than expected $, synergy capture $10MM above expectations.  SG&A impacted by increase in bonus accruals.  Adjusted Q4-16 EBITDA above Q4-15 despite strategic investment impacts, indicating underlying strength of overall portfolio. Main Indicators ($M) Q4-16 Q4-15 Net Revenue 1,908.2 1,960.8 Gross Profit 180.5 160.7 SG&A 56.1 52.9 Operating Income 124.3 107.8 Net Interest 10.2 10.1 Net Income 70.6 63.1 Earnings Per Share (EPS) 0.28 0.25 Adjusted EBITDA* 172.2 150.0 Adjusted EBITDA Margin* 9.0% 7.7% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. MX Net Revenue 1,599.1 309.1 Operating Income 92.3 32.0 Operating Income Margin 5.8% 10.4% 15 Source: PPC

307.1 Balance Sheet Strong, With Plenty of Room for Strategic Investments Source: PPC  Cash Flow From Operations generation of $224MM in the quarter.  Net debt multiple remains low at 0.99x LTM EBITDA, well below target of 2-3x. 16 307.1

Fourth Quarter 2016 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by bringing more differentiated portfolio. 17

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 18

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC 19 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 25, 2016 December 27, 2015 December 25, 2016 December 27, 2015 (In thousands) Net income $ 70,149 $ 63,050 $ 439,729 $ 645,962 Add: Interest expense, net 10,158 10,091 44,197 33,875 Income tax expense (benefit) 40,844 33,045 232,906 346,796 Depreciation and amortization 46,059 42,490 180,515 158,975 Minus: Amortization of capitalized financing costs 972 930 3,832 3,638 EBITDA 166,238 147,746 893,515 1,181,970 Add: Foreign currency transaction losses (gains) 4,734 2,134 3,897 25,940 Restructuring charges 790 — 1,069 5,605 Minus: Net income (loss) attributable to noncontrolling interest (469) (98) (803) 48 Adjusted EBITDA $ 172,231 $ 149,978 $ 899,284 $ 1,213,467

Appendix: Reconciliation of LTM EBITDA Source: PPC The summary unaudited consolidated income statement data for the twelve months ended December 25, 2016 (the LTM Period) have been calculated by summing each of the unaudited thirteen week periods within the audited fifty-two week period ended December 25, 2016. 20 PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended March 27, 2016 June 26, 2016 September 25, 2016 December 25, 2016 December 25, 2016 (In thousands) Net income $ 118,011 $ 153,042 $ 98,527 $ 70,149 $ 439,729 Add: Interest expense, net 11,340 10,865 11,834 10,158 44,197 Income tax expense (benefit) 62,604 78,398 51,060 40,844 232,906 Depreciation and amortization 42,391 46,293 45,772 46,059 180,515 Minus: Amortization of capitalized financing costs 928 962 970 972 3,832 EBITDA 233,418 287,636 206,223 166,238 893,515 Add: Foreign currency transaction losses (gains) (235) (4,744) 4,142 4,734 3,897 Restructuring charges — — 279 790 1,069 Minus: Net income (loss) attributable to noncontrolling interest (360) 156 (130) (469) (803) Adjusted EBITDA $ 233,543 $ 282,736 $ 210,774 $ 172,231 $ 899,284

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended December 25, 2016	Thirteen Weeks Ended December 27, 2015	Fifty-Two Weeks Ended December 25, 2016	Fifty-Two Weeks Ended December 27, 2015	Thirteen Weeks Ended December 25, 2016	Thirteen Weeks Ended December 27, 2015	Fifty-Two Weeks Ended December 25, 2016	Fifty-Two Weeks Ended December 27, 2015
	(In thousands)							
Net income	$ 70,149	$ 63,050	$ 439,729	$ 645,962	3.68 %	3.22 %	5.54 %	7.90 %
Add:								
Interest expense, net	10,158	10,091	44,197	33,875	0.53 %	0.51 %	0.56 %	0.41 %
Income tax expense (benefit)	40,844	33,045	232,906	346,796	2.14 %	1.69 %	2.94 %	4.24 %
Depreciation and amortization	46,059	42,490	180,515	158,975	2.41 %	2.17 %	2.28 %	1.94 %
Minus:					— %	— %	— %	— %
Amortization of capitalized financing costs	972	930	3,832	3,638	0.05 %	0.05 %	0.05 %	0.04 %
EBITDA	166,238	147,746	893,515	1,181,970	8.71 %	7.54 %	11.27 %	14.45 %
Add:								
Foreign currency transaction losses (gains)	4,734	2,134	3,897	25,940	0.25 %	0.11 %	0.05 %	0.32 %
Restructuring charges	790	—	1,069	5,605	0.04 %	— %	0.01 %	0.07 %
Minus:								
Net income (loss) attributable to noncontrolling interest	(469)	(98)	(803)	48	(0.02)%	— %	(0.01)%	— %
Adjusted EBITDA	$ 172,231	$ 149,978	$ 899,284	$ 1,213,467	9.03 %	7.65 %	11.34 %	14.83 %
Net Revenue:	$ 1,908,150	$ 1,960,780	$ 7,931,123	$ 8,180,104	$ 1,908,150	$ 1,960,780	$ 7,931,123	$ 8,180,104

21

Source: PPC

Appendix: Reconciliation of Adjusted Earnings Source: PPC A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: 22 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 25, 2016 December 27, 2015 December 25, 2016 December 27, 2015 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 70,618 $ 63,148 $ 440,532 $ 645,914 Loss on early extinguishment of debt — — — 1,470 Foreign currency transaction losses (gains) 4,734 2,134 3,897 25,940 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 75,352 65,282 444,429 673,324 Weighted average diluted shares of common stock outstanding 251,395 255,478 254,126 258,676 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.30 $ 0.26 $ 1.75 $ 2.60

Appendix: Adjusted EPS Bridge Source: PPC A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: 23 PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 25, 2016 December 27, 2015 December 25, 2016 December 27, 2015 (In thousands, except per share data) GAAP EPS $ 0.28 $ 0.25 $ 1.73 $ 2.50 Loss on early extinguishment of debt — — — 0.01 Foreign currency transaction losses (gains) 0.02 0.01 0.02 0.10 Adjusted EPS $ 0.30 $ 0.26 $ 1.75 $ 2.60 Weighted average diluted shares of common stock outstanding 251,395 255,478 254,126 258,676

Appendix: Net Debt / Cash Position Reconciliation Source: PPC Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt and notes payable, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: 24 PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (Unaudited) December 25, 2016 December 27, 2015 December 28, 2014 (In thousands) Long term debt, less current maturities $ 1,011,858 $ 985,509 $ 3,980 Add: Current maturities of long term debt and notes payable 94 28,812 262 Minus: Cash and cash equivalents 120,328 439,638 576,143 Minus: Available-for-sale securities — — — Net debt (cash position) $ 891,624 $ 574,683 $ (571,901)

Appendix: Segment and Geographic Data Source: PPC 25 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended Fifty-Two Weeks Ended December 25, 2016 December 27, 2015 December 25, 2016 December 27, 2015 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,599,052 $ 1,663,362 $ 6,671,403 $ 7,143,354 Mexico: 309,098 297,418 1,259,720 1,036,750 Total net sales: $ 1,908,150 $ 1,960,780 $ 7,931,123 $ 8,180,104 Sources of cost of sales by country of origin: US: $ 1,458,931 $ 1,505,335 $ 5,929,318 $ 6,016,493 Mexico: 268,792 294,775 1,087,540 909,329 Elimination: (23) (23) (95) (95) Total cost of sales: $ 1,727,700 $ 1,800,087 $ 7,016,763 $ 6,925,727 Sources of gross profit by country of origin: US: $ 140,121 $ 158,025 $ 742,085 $ 1,126,861 Mexico: 40,306 2,644 172,180 127,421 Elimination: 23 24 95 95 Total gross profit: $ 180,450 $ 160,693 $ 914,360 $ 1,254,377 Sources of operating income by country of origin: US: $ 92,280 $ 116,417 $ 572,558 $ 949,610 Mexico: 32,000 (8,668) 140,857 95,186 Elimination: 23 24 95 95 Total operating income: $ 124,303 $ 107,773 $ 713,510 $ 1,044,891